UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2011
Analog Devices, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-7819	04-2348234

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 329-4700
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On April 4, 2011, Analog Devices, Inc. (“Analog Devices”) issued $375 million aggregate principal amount of 3.00% senior unsecured notes due April 15, 2016 (the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-160215) (the “Registration Statement”) and a related prospectus and prospectus supplement, each as filed with the Securities and Exchange Commission. The Notes were issued under an indenture dated June 30, 2009 (the “Indenture”), between Analog Devices and The Bank of New York Mellon Trust Company, N.A., as supplemented by a supplemental indenture dated April 4, 2011 (the “Supplemental Indenture”). The sale of the Notes was made pursuant to the terms of an Underwriting Agreement dated March 30, 2011 among Analog Devices and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriting Agreement”). Analog Devices received net proceeds from the sale of the Notes, after deducting expenses and underwriting discounts and commissions, of approximately $370.4 million.
     The above description is qualified in its entirety by reference to the Underwriting Agreement, Indenture, Supplemental Indenture and form of 3.00% Note due April 15, 2016 (the “Note”). The Underwriting Agreement was previously filed as Exhibit 1.1 to Analog Devices’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 31, 2011 (the “Underwriting 8-K”). The Indenture was previously filed as Exhibit 4.1 to Analog Devices’ Quarterly Report on Form 10-Q, filed with Securities and Exchange Commission on August 18, 2009. The Supplemental Indenture is filed as Exhibit 4.1 hereto and the Note is filed as Exhibit 4.2 hereto. The Underwriting Agreement, Indenture, Supplemental Indenture and Note are incorporated herein by reference.
     Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Analog Devices, has issued an opinion to Analog Devices dated March 30, 2011, regarding the legality of the Notes upon issuance and sale thereof. A copy of the opinion as to legality was filed as Exhibit 5.1 to the Underwriting 8-K.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits
                  See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOG DEVICES, INC.
Date: April 4, 2011	/s/ David A. Zinsner
	Name:	David A. Zinsner
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Supplemental Indenture dated April 4, 2011.

4.2	Form of 3.00% Global Note due April 15, 2016.